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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):      December 9, 1995





                             TJ INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



      DELAWARE                       0-7469                   82-0250992
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   (State or other                 (Commission             (I.R.S. Employer
    jurisdiction                  File Number)            Identification No.)
  of incorporation)


         200E. Mallard Drive Boise, Idaho                          83706
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        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (208)  345-8500




                                                           EXHIBIT INDEX, Page 3


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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

     (a) On December 9, 1995, TJ International (the "Company") reached an agreement with its partners to exit the Outlook Window Partnership in which the Company formerly held a 64% interest. It has also retained William Blair and Company to act as TJ International's advisor in the planned sale of the Company's remaining window investment. This action will allow the company to focus on its engineered lumber business.

          The agreement calls for SealRite Windows, Oldach Windows and Norco Windows to revert to their prior owners. The assets at Norco's Indianapolis vinyl plant will be transferred to Oldach's operation in Colorado. The Norco window business will be held as a wholly owned subsidiary of the Company and will be reported as a discontinued operation until the divestiture is completed.

          The Company said it anticipates recording a charge from discontinued operations of approximately $36 million, or $2.10 per share in its fourth quarter. The charge includes the cost of exiting the partnership, the estimate of the loss on divestiture of Norco, and estimated operating losses until the Norco sale transaction is complete.

          When the divestiture is completed, TJ International will serve solely as managing partner and 51 percent majority owner of Trus Joist MacMillan.


Item 7.   EXHIBITS

     (c)  EXHIBIT NUMBER

          1 The Redemption Agreement between Norco Windows, Inc., Oldach Window Corp., Sealrite Windows, Inc. and Outlook Window Partnership, L.P., dated December 9, 1995. Schedules and Exhibits listed in the Redemption Agreement will be furnished to the Commission upon request.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        TJ INTERNATIONAL, INC.
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                                        (Registrant)

Date: December 21, 1995                 By:   /s/ Valerie A. Heusinkveld
                                              --------------------------------
                                               Valerie A. Heusinkveld
                                              Vice President & Chief
                                                  Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                Description                           Document No.
-----------                ------------                          ------------
    1          The Redemption Agreement between Norco                 1
               Windows, Inc., Oldach Window Corp., Sealrite
               Windows, Inc. and Outlook Window Partnership,
               L.P., dated December 9, 1995.  Schedules and
               Exhibits listed in the Redemption Agreement will be furnished to the Commission upon request.






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